UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2015

Jason Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36051	46- 2888322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

411 East Wisconsin Avenue, Suite 2100
Milwaukee, Wisconsin 53202
(Address of Principal executive offices, including Zip Code)

(414) 277-9300
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2015, the Board of Directors of Jason Industries, Inc. (the “Company”) elected Jeffry N. Quinn as Chief Executive Officer effective immediately. Mr. Quinn was named interim Chief Executive Officer in early November 2015 and he continues to serve as Chairman of the Board. A copy of the press release announcing Mr. Quinn’s election is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

For additional information regarding Mr. Quinn, see the Company’s Current Report on Form 8-K filed on November 10, 2015.

Item 9.01.	Financial Statements and Exhibits.

(a)    Not applicable.
(b)    Not applicable.
(c)    Not applicable.
(d)    Exhibits. The following exhibit is being filed herewith:

Exhibit No.     Description

99.1     Press Release of Jason Industries, Inc., dated December 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASON INDUSTRIES, INC.

By:    /s/ Thomas L. Doerr, Jr.
Name:    Thomas L. Doerr, Jr.
Title:    General Counsel and Secretary

Date: December 18, 2015

JASON INDUSTRIES, INC.

Exhibit Index to Current Report on Form 8‑K
Dated December 14, 2015
Exhibit No.     Description

99.1     Press Release of Jason Industries, Inc., dated December 14, 2015